VANGUARD
NEW JERSEY
TAX-FREE FUND

Semiannual Report
May 31, 1997

[THE VANGUARD GROUP LOGO]

THE VANGUARD GROUP:
LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                   Summaries

                                       7


                                   Financial
                                   Statements

                                       8


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER



                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

DEAR SHAREHOLDER,

During the first half of Vanguard New Jersey Tax-Free Fund's 1997 fiscal year, interest rates drifted unevenly upward as the surprising staying power of the U.S. economy continued to stoke fears of higher inflation. While the general rise in interest rates dampened municipal bond prices, interest income was sufficient to give bonds a marginally positive total return for the six months ended May 31, 1997. In this environment, the returns of our Insured Long-Term Portfolio and our Money Market Portfolio outpaced the results of their competitive fund groups. The adjacent table presents each Portfolio's six-month return as well as those of the average competing mutual funds.

          The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.64 per share on November 30, 1996, to $11.48 per share on May 31, 1997, adjusted for dividends totaling $0.306 per share from net investment income and a distribution of $0.032 from net realized capital gains.

-----------------------------------------------------
                                      TOTAL RETURNS
                                    SIX MONTHS ENDED
                                      MAY 31, 1997
-----------------------------------------------------
INSURED LONG-TERM PORTFOLIO                +1.6%
Average New Jersey Municipal Fund          +1.4
-----------------------------------------------------
MONEY MARKET PORTFOLIO                     +1.6%
Average New Jersey Tax-Exempt
  Money Market Fund                        +1.5
----------------------------------------------------

         The Money Market Portfolio's net asset value remained at $1 per share. This, of course, is what we expect, although a stable share price is by no means guaranteed by us or by competing money market funds. The Portfolio's annualized yield on May 31 stood at 3.49%, up from 3.23% six months earlier.

THE PERIOD IN REVIEW

The half-year was marked by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. In the taxable bond market, yields moved steadily higher during the first four months of the period, only to retrace a few steps during the final two months as concerns about inflation eased somewhat.

         On balance, yields on longer-term U.S. Treasury securities ended the period higher than they started. The yield on the benchmark 30-year U.S. Treasury bond rose by 56 basis points (0.56 percentage point), from 6.35% on November 30, 1996, to 6.91% on May 31, 1997. The yield on the 90-day U.S. Treasury bill dipped slightly on balance, ending the period at 4.94%, down from 5.13% six months earlier, as the issuance of new T-bills declined significantly.

         Municipal bonds withstood the interest rate increase better than their taxable counterparts, thanks in part to a reduced supply of new issues during the period. The yield on long-term municipal bonds edged up on balance from 5.45% to 5.55%. At the short end of the spectrum, yields on top-grade (MIG-1) 90-day municipal notes rose on balance from 3.55% at the end of November 1996 to 3.70% on May 31, 1997.

         The +1.6% return of our Money Market Portfolio was slightly above the +1.5% return of the average New Jersey tax-exempt money market mutual fund, an advantage largely explained by our lower expenses.

         The +1.6% total return of the Insured Long-Term Portfolio during the half-year consisted of a +2.7% income return and a capital decline of -1.1%, reflecting bond price declines engendered by the modest increase in interest rates. This return outpaced that of the average New Jersey municipal bond fund, but fell behind the +1.7% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, outside the "real world" of operating expenses and transaction costs.

         Though recent history shows the harm that rising interest rates can inflict on long-term bonds, the extended view reminds us that falling interest rates periodically have the opposite effect. In the end, these changes amount over time to little more than "noise," leaving the rate of interest income as the main source of our long-term returns.

         Over these longer periods, our Portfolios are aided by our disciplined management approach, as well as by our low expenses--durable advantages for our shareholders that we expect to continue. The expense ratio (expenses as a percentage of average net assets) for each of our Portfolios was 0.20% in fiscal 1996, compared with 0.99% charged by the average New Jersey long-term state tax-free fund and 0.59% for the average New Jersey money market tax-exempt fund.

         In our Insured Long-Term Portfolio, this cost advantage allows us to offer a portfolio of bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default--insurance that obviously comes at a cost--while providing returns that are fully competitive with those of uninsured municipal bond portfolios. Our expense ratio advantage aided our performance during the brief semiannual period, just as it has done over longer periods (+7.5% for the Portfolio versus +7.3% for competing funds over the past twelve months, and an annualized +8.1% return versus an annualized +7.5% since the Portfolio's February 1988 inception).

IN SUMMARY

It's worth noting that the mediocre performance of the U.S. bond market over the past six months stands in stark contrast to that of the U.S. stock market, which continued to steam ahead, gaining +13.1% (as measured by the Standard & Poor's 500 Composite Stock Price Index).

     While it may be difficult for bond investors to watch the big gap between the recent returns of stocks and bonds, it is exactly this lack of correlation between the asset classes that makes the creation and maintenance of a balanced investment program of stock funds, bond funds, and money market funds a prudent move for mutual fund investors. As that gap narrows--or opens in favor of bonds over stocks, as it will from time to time--the true value of a balanced program will be evident.

     We look forward to reporting to you in further detail in our 1997 Annual Report six months hence.


/s/ JOHN C. BOGLE                            /s/ JOHN J. BRENNAN

John C. Bogle                                John J. Brennan
Chairman of the Board                        President

June 23, 1997

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

         Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

         The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

-----------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                              PERIODS ENDED MAY 31, 1997
                                       ---------------------------------------
                                       6 MONTHS       1 YEAR        5 YEARS*
-----------------------------------------------------------------------------
EQUITY
   S&P 500 Index                         13.1%         29.4%          18.4%
   Russell 2000 Index                     8.4           7.0           15.8
   MSCI-EAFE Index                        4.2           7.9           10.9
-----------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index            0.9%          8.3%           7.2%
   Lehman 10-Year Municipal
     Bond Index                           1.7           8.2            7.5
   Salomon 90-Day U.S. Treasury Bills     2.6           5.3            4.5
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                   0.9%          2.2%           2.8%
-----------------------------------------------------------------------------

*Average annual.

U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

         Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

         Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

         The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

         Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

REPORT FROM THE ADVISER

Yields on tax-exempt securities rose slightly during the six months ended May 31, 1997, the first half of the fiscal year for Vanguard New Jersey Tax-Free Fund.

THE INSURED LONG-TERM PORTFOLIO

Stronger than expected economic growth and concerns over inflation led to a rise in interest rates during the half-year. In March, the Federal Reserve Board responded by increasing the federal funds rate a quarter-point to 5.50%. Yields on the benchmark 30-year U.S. Treasury bond rose 0.56 percentage point to 6.91% during the six months, while yields on long-term, high-quality municipal bonds increased a mere 0.10 percentage point to 5.55%.

         The magnitude of the rise in rates was partially mitigated by strong investor demand and reduced supply in the municipal market. Consequently, yields of long-term, high-grade tax-exempt bonds rose less in relation to yields on U.S. Treasury bonds, from a ratio of 86% last November 30 to 80% on May 31. While the lack of supply helped the performance of municipal bonds relative to Treasuries, it also resulted in a compression of the yield differentials between higher- and lower-quality municipal securities. Over the short term, such an environment is often advantageous to the price performance of mutual funds holding lower-quality bonds. In contrast, Vanguard's state tax-free Portfolios are insured and adhere to significantly higher quality standards than the typical mutual fund. Nonetheless, the Portfolios provided returns competitive with those of lower-quality competitors.

         During the first fiscal half, we pursued two strategies to maximize tax-exempt income and minimize risk. First, we lowered the effective maturities of the Portfolios, which reduced their exposure to rising interest rates and preserved principal. This was accomplished by offsetting our market exposure through hedges in (i.e., sales of) Treasury futures contracts, while maintaining our holdings of municipal bonds. Second, we overweighted our holdings of intermediate-term bonds with maturities of 10-20 years. Intermediate bonds currently offer the best relative value because they generate 95% of the yield of long-term municipal bonds while providing less price volatility. In combination, these strategies enabled us to reduce our exposure to interest rate changes, maintain a high tax-exempt dividend stream, and capitalize on the relative outperformance of municipal bonds.

         Vanguard's investment objective is to provide consistent above-average performance relative to our competitors. We accomplish this by combining a disciplined management approach with a low expense ratio. Over the long term, we believe this philosophy will continue to produce superior performance and a durable tax-exempt dividend for our shareholders.

THE MONEY MARKET PORTFOLIO

In response to the Federal Reserve's tightening of monetary policy, yields on municipal notes and U.S. Treasury bills moved higher during the first half of the fiscal year. Yields on one-year municipal notes ended the period 32 basis points (0.32 percentage point) higher, at 3.90%, while one-year Treasury bill yields rose 42 basis points


INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in New Jersey.

to 5.77%. Due to the continued strength in the U.S. economy and the Fed's response, our Money Market Portfolio adopted a more defensive posture by shortening its average maturity. Shortening the Portfolio's maturity acts to lessen its interest rate risk.

         In addition to the Federal Reserve's activity, two other issues had a significant impact on the short-term securities market.

         The first was the proposal by the Securities and Exchange Commission
(SEC) of a series of technical amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market funds. The SEC's proposed changes were designed to tighten the regulations pertaining to money market funds and improve the likelihood that the funds would maintain a stable net asset value. In light of these technical amendments and the SEC's desire to incorporate comments from market participants, compliance with the revised rule, adopted by the SEC in March 1996, has been suspended until at least the summer or fall of 1997. Some competing funds that operate with lower quality standards than ours may need to alter their management policies. However, the Vanguard tax-exempt money market portfolios have always been managed in a conservative, quality-oriented manner. Therefore we anticipate minimal impact when the regulations finally take effect.

         The second issue was the unusual volume of redemptions industrywide during tax season. The seasonal outflow of portfolio assets is the result of shareholders' paying personal income taxes from money market accounts.
According to IBC Donoghue's Money Fund Report, during the just-completed tax season, tax-exempt money market funds lost 7.5% of assets to redemptions, compared with only a 4% decline for the same period in 1996. As further evidence of the magnitude of tax payments this year, the U.S. Treasury garnered a record $211 billion through April, a 13% increase over the same period last year. As market participants sold securities to fund shareholder redemptions, the result was a temporary overabundance of supply in the short-term market. This excess in turn caused a spike up in yields during late April and much of May. We used this rise in yields as an opportunity to selectively purchase securities--choosing those with maturity dates other than early July, when a seasonal lack of supply is expected to push yields down. Additionally, we further diversified and enhanced overall portfolio quality.

         The second half of the fiscal year will require investors to remain vigilant. Market participants will be asked to comply with new, more stringent regulations and will face the prospect of further hikes in the federal funds rate by the Federal Reserve Board.

Ian A. MacKinnon, Senior Vice President
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 11, 1997

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 1997
---------------------------------------------------------------
              INSURED LONG-TERM PORTFOLIO               LEHMAN*
FISCAL      CAPITAL      INCOME         TOTAL            TOTAL
YEAR        RETURN       RETURN        RETURN           RETURN
---------------------------------------------------------------
1988          0.1%        5.9%           6.0%             5.3%
1989          4.4         7.4           11.8             11.0
1990          0.7         7.0            7.7              7.7
1991          2.3         6.7            9.0             10.3
1992          4.1         6.4           10.5             10.0
1993          6.6         5.9           12.5             11.1
1994        -11.2         5.1           -6.1             -5.2
1995         13.3         6.4           19.7             18.9
1996         -0.7         5.4            4.7              5.9
1997**       -1.1         2.7            1.6              1.7
---------------------------------------------------------------

 *Lehman Municipal Bond Index.

**Six months ended May 31, 1997.

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.



MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: FEBRUARY 3, 1988-MAY 31, 1997
---------------------------------------------------------------
                 MONEY MARKET PORTFOLIO                AVERAGE
                                                        FUND*
FISCAL     CAPITAL      INCOME          TOTAL           TOTAL
YEAR       RETURN       RETURN         RETURN          RETURN
---------------------------------------------------------------
1988          0.0%        4.2%           4.2%             4.3%
1989          0.0         6.3            6.3              6.4
1990          0.0         5.8            5.8              5.8
1991          0.0         4.5            4.5              4.5
1992          0.0         3.0            3.0              2.8
1993          0.0         2.3            2.3              2.0
1994          0.0         2.5            2.5              2.2
1995          0.0         3.6            3.6              3.3
1996          0.0         3.2            3.2              2.9
1997**        0.0         1.6            1.6              1.5
---------------------------------------------------------------

 *Average New Jersey Tax-Exempt Money Market Fund.

**Six months ended May 31, 1997.

See Financial Highlights table on page 18 for dividend information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
-----------------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                                INCEPTION                     ---------------------------------
                                  DATE      1 YEAR   5 YEARS    CAPITAL     INCOME       TOTAL
-----------------------------------------------------------------------------------------------
Insured Long-Term Portfolio      2/3/88      4.86%     7.32%      1.68%      6.32%       8.00%
Money Market Portfolio           2/3/88      3.19      2.92       0.00       3.99        3.99
-----------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.



-----------------------------------------------------------------------------------------------------------------
                                                                                            FACE           MARKET
                                                                    MATURITY              AMOUNT           VALUE*
INSURED LONG-TERM PORTFOLIO                       COUPON                DATE               (000)            (000)
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
-----------------------------------------------------------------------------------------------------------------
ISSUER INSURED (81.9%)
Atlantic County NJ COP                             6.00%              3/1/14 (3)         $ 3,685         $  3,926
Atlantic County NJ COP                             6.00%              3/1/15 (3)           1,480            1,580

Atlantic County NJ COP                             7.30%              3/1/05 (3)           2,000            2,312
Atlantic County NJ COP                             7.30%              3/1/06 (3)           1,800            2,103
Atlantic County NJ COP                             7.40%              3/1/10 (3)           1,755            2,095
Atlantic County NJ COP                             7.40%              3/1/11 (3)           4,025            4,821
Atlantic County NJ Util. Auth. Sewer Rev.          5.85%             1/15/15 (2)           3,000            3,072
Bayshore NJ Regional Sewer Auth.                   5.40%              5/1/12 (1)             500              501
Bergen County NJ Util. Auth. Water PCR             5.50%            12/15/15 (3)          15,750           15,763
Bergen County NJ Util. Auth. Water PCR             5.75%            12/15/05 (3)           2,000            2,120
Brick Township NJ Muni. Util. Auth.                5.00%             12/1/16 (3)           5,700            5,368
Camden County NJ Muni. Util. Auth. Sewer Rev.      0.00%              9/1/04 (3)           8,345            5,690
Camden County NJ Muni. Util. Auth. Sewer Rev.      0.00%              9/1/05 (3)          18,545           11,918
Camden County NJ Muni. Util. Auth. Sewer Rev.      0.00%              9/1/06 (3)          18,545           11,236
Camden County NJ Muni. Util. Auth. Sewer Rev.      8.25%             12/1/97 (3)(Prere.)     515              537
Camden County NJ Muni. Util. Auth. Sewer Rev.      8.25%             12/1/17 (3)             335              349
Cape May County NJ IDA (Atlantic City Electric)    6.80%              3/1/21 (1)          15,400           18,058
Cape May County NJ Muni. Util. Auth.               5.75%              1/1/16 (1)          14,975           15,111
Delaware River Port Auth. PA & NJ                  5.40%              1/1/13 (3)           9,000            8,988
Delaware River Port Auth. PA & NJ                  5.50%              1/1/26 (3)          26,600           26,036
Delaware River Port Auth. PA & NJ                  6.50%              1/1/09 (2)           3,500            3,612
Delaware River Port Auth. PA & NJ                 7.375%              1/1/07 (2)           9,500           10,086
Elizabeth City NJ Fiscal Year Adjustment Bonds     6.60%              8/1/06 (1)           8,750            9,506
Elizabeth City NJ GO                               6.10%             8/15/07 (2)           5,000            5,447
Elizabeth City NJ GO                               6.25%             8/15/08 (2)           2,100            2,291
Essex County NJ GO                                4.875%            11/15/97 (2)           2,815            2,829
Essex County NJ Improvement Auth. Lease Rev. GO    5.25%             12/1/16 (2)          10,135            9,811
Essex County NJ Improvement Auth. Lease Rev. GO    5.35%             12/1/24 (2)           5,000            4,846


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FACE           MARKET
                                                                                      MATURITY              AMOUNT           VALUE*
                                                                           COUPON         DATE               (000)            (000)
-----------------------------------------------------------------------------------------------------------------------------------
Essex County NJ Improvement Auth. Lease Rev. GO                             5.50%      12/1/08 (2)         $ 2,560          $ 2,642
Essex County NJ Improvement Auth. Lease Rev. GO                             5.50%      12/1/13 (2)           7,500            7,551
Essex County NJ Improvement Auth. Lease Rev. GO                             7.00%      12/1/04 (2)(Prere.)   9,525           10,979
Essex County NJ Util. Auth.                                                 5.60%       4/1/16 (4)           2,200            2,190
Evesham NJ Muni. Util. Auth.                                                7.00%       7/1/10 (1)           1,700            1,808
Evesham NJ Muni. Util. Auth.                                                7.00%       7/1/15 (1)             450              479
Gloucester County NJ Util. Auth. Sewer Rev.                                 5.40%       1/1/16 (1)           3,410            3,355
Gloucester Township NJ GO                                                   5.75%      7/15/10 (2)           2,880            3,024
Gloucester Township NJ Muni. Util. Auth.                                    5.65%       3/1/18 (2)           2,755            2,823
Hamilton Township NJ Muni. Util. Auth.                                      6.00%      8/15/17 (3)           1,000            1,031
Hoboken-Union City-Weehawken NJ Sewer Auth.                                 0.00%       8/1/03 (1)           3,800            2,827
Hoboken-Union City-Weehawken NJ Sewer Auth.                                 0.00%       8/1/04 (1)           3,750            2,641
Hoboken-Union City-Weehawken NJ Sewer Auth.                                 0.00%       8/1/05 (1)           3,805            2,536
Hoboken-Union City-Weehawken NJ Sewer Auth.                                 0.00%       8/1/06 (1)           2,000            1,261
Hoboken-Union City-Weehawken NJ Sewer Auth.                                 6.25%       8/1/13 (1)-          9,590           10,494
Hudson County NJ Correctional Fac. COP                                      6.30%       6/1/04 (1)           1,720            1,843
Hudson County NJ Correctional Fac. COP                                      6.30%      12/1/04 (1)           1,770            1,896
Hudson County NJ Correctional Fac. COP                                      6.50%      12/1/11 (1)           9,000            9,713
Hudson County NJ General Improvement GO                                     6.55%       7/1/04 (3)           1,300            1,437
Hudson County NJ General Improvement GO                                     6.55%       7/1/05 (3)           1,290            1,437
Hudson County NJ General Improvement GO                                     6.55%       7/1/06 (3)             700              785
Hudson County NJ General Improvement GO                                     6.55%       7/1/07 (3)           1,300            1,465
Hudson County NJ General Improvement GO                                     6.55%       7/1/09 (3)             635              717
Hudson County NJ Improvement Auth. Lease                                    6.00%      12/1/12 (3)           6,525            6,780
Irvington Township NJ GO                                                    0.00%       8/1/07 (1)           1,000              600
Irvington Township NJ GO                                                    0.00%       8/1/09 (1)           2,580            1,367
Irvington Township NJ GO                                                    0.00%       8/1/10 (1)           2,080            1,035
Jersey City NJ Water Auth. GO                                               7.60%      10/1/12 (2)             700              723
Jersey City NJ Water Auth. GO                                               7.60%      10/1/13 (2)             700              723
Middlesex County NJ Util. Auth. Sewer Rev.                                  5.25%      3/15/10 (2)           2,740            2,735
Middlesex County NJ Util. Auth. Sewer Rev.                                  5.25%      9/15/10 (2)           1,790            1,787
Middlesex County NJ Util. Auth. Sewer Rev.                                 5.375%      9/15/15 (2)           3,775            3,755
Middlesex County NJ Util. Auth. Sewer Rev.                                  6.50%      3/15/01 (3)(Prere.)   6,300            6,838
Monmouth County NJ Improvement Auth.                                        5.40%      12/1/12 (1)           2,505            2,517
Mount Laurel Township NJ Muni. Util. Auth.                                  6.00%       7/1/15 (1)           4,250            4,386
New Brunswick NJ Housing & Urban Dev.                                       5.75%       7/1/24 (1)          13,640           13,702
New Brunswick NJ Housing & Urban Dev.                                       6.00%       7/1/12 (1)           6,000            6,238
New Jersey Econ. Dev. Auth. (Market Transition)                             5.80%       7/1/07 (1)           1,000            1,059
New Jersey Econ. Dev. Auth. (Market Transition)                             5.80%       7/1/09 (1)           5,500            5,702
New Jersey Econ. Dev. Auth. (Market Transition)                            5.875%       7/1/11 (1)          23,175           24,032
New Jersey Econ. Dev. Auth. (Market Transition)                             7.00%       7/1/04 (1)           1,745            1,958
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO (United Water Co.)         3.80%       6/3/97 (2)          10,700           10,700
New Jersey Educ. Fac. Auth. (Higher Educ. Trust Fund)                      5.125%       9/1/97 (2)          10,525           10,561
New Jersey Educ. Fac. Auth. (Higher Educ. Trust Fund)                      5.125%       9/1/08 (2)          14,795           14,870
New Jersey Educ. Fac. Auth. (Kean College)                                  6.60%       7/1/21 (1)           3,700            3,992
New Jersey Educ. Fac. Auth. (NJ Institute of Technology)                    6.00%       7/1/24 (1)           1,500            1,550
New Jersey Educ. Fac. Auth. (Rider College)                                 6.20%       7/1/17 (2)           4,000            4,198
New Jersey Educ. Fac. Auth. (Seton Hall Univ.)                              5.60%       7/1/16 (1)           1,765            1,774
New Jersey Educ. Fac. Auth. (Trenton State College)                         6.00%       7/1/12 (2)           3,005            3,124
New Jersey Health Care Fac. Auth. (Burdette Tomlin Memorial Hosp.)          6.50%       7/1/12 (3)           1,500            1,607
New Jersey Health Care Fac. Auth. (Community Medical Center)                7.00%       7/1/20 (1)           2,850            3,059
New Jersey Health Care Fac. Auth. (Helene Fuld Medical Center)              6.60%       7/1/21 (2)           4,080            4,376
New Jersey Health Care Fac. Auth. (Holy Name Hosp.)                         5.25%       7/1/20 (2)           4,100            3,900
New Jersey Health Care Fac. Auth. (Memorial Health Alliance)                6.25%       7/1/10 (3)           8,000            8,227
New Jersey Health Care Fac. Auth. (Mercer Medical Center)                   6.50%       7/1/10 (1)           6,000            6,424
New Jersey Health Care Fac. Auth. (Mountainside Hosp.)                      5.35%       7/1/07 (1)           3,215            3,293
New Jersey Health Care Fac. Auth. (Muhlenberg Medical Center)               8.00%       7/1/18 (2)             750              793
New Jersey Health Care Fac. Auth. (Newark Beth Israel Medical Center)       6.00%       7/1/16 (4)           8,500            8,684
New Jersey Health Care Fac. Auth. (Riverview Medical Center)                6.25%       7/1/10 (2)           2,935            3,204
New Jersey Health Care Fac. Auth. (Shore Medical Center)                    6.20%       7/1/13 (2)           3,130            3,300
New Jersey Health Care Fac. Auth. (Shore Medical Center)                    6.20%       7/1/14 (2)           3,075            3,233


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE          MARKET
                                                                                    MATURITY           AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON          DATE            (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Auth. (Shore Medical Center)                 6.25%       7/1/16 (2)       $ 2,000      $   2,107
New Jersey Health Care Fac. Auth. (Society of the Valley Hosp.)         6.625%       7/1/10 (1)         2,750          2,907
New Jersey Health Care Fac. Auth.
 (St. Clare's Riverside Medical Center)                                  5.75%       7/1/14 (1)         7,500          7,606
New Jersey Health Care Fac. Auth. (West Jersey Health System)            6.00%       7/1/09 (1)         5,175          5,408
New Jersey Housing & Mortgage Finance Auth.                             7.875%      10/1/17 (1)           450            465
New Jersey Sports & Exposition Auth. VRDO                                3.65%       6/5/97 (1)         6,709          6,709
New Jersey Transp. Trust Fund                                            5.50%      6/15/11 (1)         5,000          5,061
New Jersey Transp. Trust Fund                                            5.50%      6/15/13 (1)         3,000          3,011
New Jersey Transp. Trust Fund                                            5.50%      6/15/15 (1)         4,420          4,430
New Jersey Transp. Trust Fund                                            6.00%      6/15/11 (1)        31,280         33,181
New Jersey Turnpike Auth. VRDO                                           3.70%       6/4/97 (3) LOC    18,000         18,000
New Jersey Turnpike Auth.                                                6.50%       1/1/13 (1)        20,000         22,387
Newark NJ General Improvement                                            5.30%      10/1/06 (2)         1,710          1,746
Newark NJ General Improvement                                            5.40%      10/1/07 (2)         1,685          1,742
Newark NJ General Improvement                                            5.50%      10/1/08 (2)         1,660          1,718
Newark NJ Water Util.                                                    5.30%      10/1/06 (2)         2,625          2,681
North Bergen Township NJ GO                                              8.00%      8/15/06 (4)         1,885          2,309
North Hudson NJ Sewer Auth.                                              4.60%       8/1/01 (3)         2,050          2,049
North Hudson NJ Sewer Auth.                                             5.125%       8/1/08 (3)         2,000          2,007
North Hudson NJ Sewer Auth.                                             5.125%       8/1/22 (3)         7,000          6,608
North Hudson NJ Sewer Auth.                                              5.25%       8/1/16 (3)        14,360         13,904
North Jersey Water Dist. (Wanaque South Project)                         6.00%       7/1/12 (1)        10,125         10,572
Ocean County NJ Util. Auth. Waste Water Rev.                             5.00%       1/1/14 (3)         2,000          1,898
Ocean County NJ Util. Auth. Waste Water Rev.                             6.60%       1/1/18 (3)         4,000          4,255
Ocean County NJ Util. Auth. Waste Water Rev.                             6.60%       1/1/18 (3)(ETM)    2,500          2,800
Ocean County NJ Util. Auth. Waste Water Rev.                             6.75%       1/1/13 (3)        14,810         15,143
Ocean Township NJ Muni. Util. Auth.                                      6.00%       8/1/17 (1)         3,975          4,276
Old Bridge Township NJ Muni. Util. Auth.                                 6.25%      11/1/16 (3)         1,400          1,482
Old Bridge Township NJ Muni. Util. Auth.                                 6.40%      11/1/09 (3)         3,000          3,261
Passaic Valley NJ Sewer Comm.                                            5.75%      12/1/08 (2)         4,450          4,620
Passaic Valley NJ Sewer Comm.                                            5.75%      12/1/13 (2)         4,000          4,058
Plainfield NJ GO                                                         6.25%      7/15/07 (2)         6,930          7,474
South Brunswick Township NJ Board of Educ.                               6.40%       8/1/22 (3)         2,205          2,341
South Brunswick Township NJ Board of Educ.                               6.40%       8/1/23 (3)         2,315          2,458
South Jersey Transp. Auth.                                               5.90%      11/1/06 (1)         3,435          3,653
South Jersey Transp. Auth.                                               5.90%      11/1/07 (1)         2,545          2,698
South Jersey Transp. Auth.                                               6.00%      11/1/12 (1)         5,250          5,466
Stafford NJ Muni. Util. Auth.                                            5.50%       6/1/11 (3)         3,100          3,123
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                      5.75%      12/1/09 (1)        19,820         20,478
Sussex County NJ Muni. Util. Auth. Waste Water                           5.25%      12/1/08 (1)         1,150          1,163
Union County NJ (Plainfield Board of Educ.)                              6.25%       8/1/05 (3)           695            758
Union County NJ (Plainfield Board of Educ.)                              6.25%       8/1/06 (3)           740            811
Union County NJ (Plainfield Board of Educ.)                              6.25%       8/1/07 (3)           785            864
OUTSIDE NEW JERSEY:
Puerto Rico Electric Power Auth.                                         6.50%       7/1/06 (1)        11,820         13,248
Puerto Rico Public Building Auth.                                        0.00%       7/1/02 (3)         4,000          3,174
                                                                                                                   ---------
                                                                                                                     717,862
                                                                                                                   ---------
SECONDARY MARKET INSURED (8.4%)
Atlantic County NJ Util. Auth. Sewer Rev.                               6.875%       1/1/12 (2)(ETM)    3,000          3,311
New Jersey Highway Auth. (Garden State Parkway)                          6.00%       1/1/16 (2)         5,000          5,106
New Jersey Highway Auth. (Garden State Parkway)                          6.20%       1/1/10 (2)        20,000         21,810
New Jersey Sports & Exposition Auth.                                     6.50%       3/1/13 (1)        10,000         11,201
New Jersey Transp. Trust Fund                                            4.10%      6/15/97 (4)(ETM)    3,775          3,776
New Jersey Turnpike Auth.                                                6.50%       1/1/16 (1)        18,250         20,471
Port Auth. of New York & New Jersey                                     6.875%       1/1/25 (2)         3,200          3,391
Univ. of Medicine & Dentistry NJ                                         6.50%      12/1/12 (1)         4,000          4,499
                                                                                                                   ---------
                                                                                                                      73,565
                                                                                                                   ---------
NONINSURED (8.7%)
Burlington County NJ BAN                                                 4.00%         3/12/98          1,956          1,959
Burlington County NJ Bridge Comm.                                        5.30%         10/1/13          9,500          9,479


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                                  MATURITY            AMOUNT            VALUE*
                                                                 COUPON               DATE             (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
Burlington County NJ GO                                           4.875%          11/15/97         $   1,200         $   1,206
Cherry Hill Township NJ GO                                         6.30%            6/1/12             3,745             3,982
Mercer County NJ Improvement Auth.                                 5.75%          12/15/07             1,110             1,183
Mercer County NJ Improvement Auth.                                 5.75%          12/15/08             1,165             1,237
Mercer County NJ Improvement Auth.                                 5.95%          12/15/12             4,895             5,212
Mercer County NJ Improvement Auth.                                 6.00%           12/1/14             1,000             1,039
Mercer County NJ Improvement Auth.                                5.375%           9/15/12            11,120            11,033
Monmouth County NJ Improvement Auth. GO (Correctional Fac.)        6.40%            8/1/11             1,850             1,974
Morris County NJ GO                                                6.00%           7/15/97             1,726             1,731
Morris County NJ GO (County College)                               6.00%           7/15/97               199               200
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)               3.65%            6/3/97               300               300
New Jersey GO                                                      5.00%           7/15/97             8,330             8,343
New Jersey Health Care Fac. Finance Auth. VRDO
  (Hosp. Capital Assets Pooled Program)                            3.65%            6/5/97 LOC           200               200
Ocean County NJ Util. Auth. Waste Water Rev.                       6.00%            1/1/06             5,735             6,177
Ocean County NJ Util. Auth. Waste Water Rev.                       6.30%            1/1/13             2,215             2,352
Ocean County NJ Util. Auth. Waste Water Rev.                       6.35%            1/1/14             2,360             2,509
Ocean County NJ Util. Auth. Waste Water Rev.                       6.35%            1/1/15             2,515             2,674
Port Auth. of New York & New Jersey VRDO                           4.00%            6/3/97             2,000             2,000
Port Auth. of New York & New Jersey VRDO                           4.10%            6/3/97               400               400
Rutgers State Univ. NJ                                             6.40%            5/1/13             3,000             3,328
Rutgers State Univ. NJ                                             7.90%            5/1/98 (Prere.)    1,140             1,204
Rutgers State Univ. NJ                                             8.00%            5/1/98 (Prere.)    1,250             1,321
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                   3.55%            6/4/97 LOC         5,100             5,100
                                                                                                                     ----------
                                                                                                                        76,143
                                                                                                                     ----------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $823,376)                                                                                                       867,570
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    19,255
Liabilities                                                                                                            (10,397)
                                                                                                                     ----------
                                                                                                                         8,858
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 76,316,764 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                             $876,428
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                               $11.48
===============================================================================================================================

*See Note A in Notes to Financial Statements.

-Securities with a value of $2,298,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see page 14.

------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT               PER
                                                                                                       (000)             SHARE
------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $832,478            $10.90
Undistributed Net Investment Income                                                                       --                --
Overdistributed Net Realized Gains                                                                      (225)               --
Unrealized Appreciation (Depreciation)--Note E
  Investment Securities                                                                               44,194               .58
  Futures Contracts                                                                                      (19)               --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $876,428            $11.48
==============================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                                  MATURITY            AMOUNT            VALUE*
MONEY MARKET PORTFOLIO                                           COUPON               DATE             (000)             (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (95.5%)
------------------------------------------------------------------------------------------------------------------------------
Bedminster Township NJ BAN                                         4.00%           1/20/98           $   900           $   901
Bergen County NJ Util. Auth.                                       7.75%          3/1/5/98 (Prere.)    1,750             1,805
Burlington County NJ BAN                                           4.25%           6/13/97            20,500            20,503
Chatham Township NJ BAN                                            4.25%           4/17/98             7,539             7,558
Chatham Township NJ Special Emergency Notes                        4.25%           4/17/98                48                49
Cherry Hill Township NJ BAN                                        4.25%          10/15/97            21,263            21,304
Clifton NJ BAN                                                     4.00%           3/12/98             2,500             2,505
Clifton NJ TAN                                                     4.25%           2/13/98             4,900             4,913
Cranbury Township NJ BAN                                           4.00%           3/11/98             2,800             2,805
East Brunswick Township NJ BAN                                     4.50%           11/3/97             2,950             2,959
Englewood NJ BAN                                                   4.50%           7/17/97             5,177             5,180
Englewood NJ Notes                                                 4.50%           7/17/97             3,100             3,102
Essex County NJ Improvement Auth. Pooled Govt. Loan VRDO           3.60%            6/4/97 LOC        28,750            28,750
Evesham Township NJ BAN                                            4.30%           9/25/97             9,896             9,905
Franklin Township NJ BAN                                           4.00%            6/2/97             1,900             1,900
Franklin Township NJ BAN                                           4.25%           5/29/98             1,266             1,270
Franklin Township NJ BAN                                           4.50%           8/21/97             3,496             3,501
Franklin Township NJ GO                                            5.20%            8/1/97               540               541
Gloucester County NJ PCR VRDO (Mobil Oil Refining Corp. Project)   3.55%            6/4/97            20,200            20,200
Hackensack City NJ BAN                                             4.00%            6/6/97             7,989             7,989
Hamilton Township NJ BAN                                           4.30%           9/25/97             2,000             2,002
Hillsborough Township NJ School District                           5.30%           10/1/97 (4)           860               865
Lawrence Township NJ BAN                                          4.125%           11/6/97             3,945             3,950
Linden City NJ BAN                                                 4.50%           6/19/97             3,000             3,001
Livingston Township NJ Auth.                                       3.78%            2/4/98             2,840             2,841
Mercer County NJ GO                                                5.00%            9/1/97             1,935             1,941
Mercer County NJ Improvement Auth. BAN
  (County Courthouse Project)                                      3.90%           11/1/97             6,250             6,258
Middlesex County NJ BAN                                            4.00%           1/27/98            25,000            25,073
Middlesex County NJ TAN                                            4.00%           2/18/98            11,400            11,436
Middletown Township NJ GO                                          5.70%            8/1/97             1,575             1,580
Monmouth County NJ BAN                                            4.375%           8/28/97             3,000             3,004
Monmouth County NJ GO                                              5.00%           10/1/97             1,350             1,356
Monmouth County NJ VRDO
  (Improvement Auth. Pooled Govt. Loan Program)                    3.75%            6/4/97 LOC        40,000            40,000
Montgomery Township NJ BAN                                         4.00%          12/12/97             2,320             2,325
Montgomery Township NJ BAN                                         4.00%           2/12/98            10,235            10,240
Montgomery Township NJ BAN                                        4.625%           7/15/97             2,095             2,097
Montvale Borough NJ BAN                                            4.25%           5/15/98             3,232             3,239
Montville Township NJ BAN                                          4.40%           8/29/97             9,500             9,512
Morris County NJ BAN                                               3.98%            8/7/97            13,000            13,006
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)     3.45%           8/18/97             4,400             4,400
New Jersey Econ. Dev. Auth. CP (Chambers Cogeneration Project)     3.95%            6/2/97            24,700            24,700
New Jersey Econ. Dev. Auth. CP (Logan Project)                     3.40%           7/22/97             2,000             2,000
New Jersey Econ. Dev. Auth. CP (Logan Project)                     3.60%           8/13/97             5,300             5,300
New Jersey Econ. Dev. Auth. CP (Logan Project)                     3.65%            6/2/97             9,200             9,200
New Jersey Econ. Dev. Auth. CP (Logan Project)                     3.65%           8/19/97            10,000            10,000
New Jersey Econ. Dev. Auth. PCR VRDO (Exxon Project)               3.65%            6/3/97            12,200            12,200
New Jersey Econ. Dev. Auth. PCR VRDO
  (Public Service Electric & Gas Co.)                              3.55%            6/4/97 (1)        29,220            29,220
New Jersey Econ. Dev. Auth. VRDO (Lawrence School Project)         3.70%            6/5/97            17,000            17,000
New Jersey Econ. Dev. Auth. VRDO (NJ Natural Gas Project)          3.80%            6/3/97 (2)        11,000            11,000
New Jersey Econ. Dev. Auth. VRDO (NJ Natural Gas Project)          4.05%            6/3/97            15,600            15,600
New Jersey Econ. Dev. Auth. VRDO (Toys R Us)                       3.75%            6/3/97 LOC         2,000             2,000
New Jersey Econ. Dev. Auth. Water Fac. TOB VRDO
  (NJ American Water Co. Project)                                  4.00%            6/5/97 (3)         4,850             4,850
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)     3.75%            6/3/97             2,400             2,400
New Jersey Econ. Dev. Auth. Water Fac. VRDO (United Water Co.)     3.80%            6/3/97            43,800            43,800
New Jersey GO                                                      4.50%           7/15/97            31,520            31,545
New Jersey GO TOB VRDO                                             3.85%            6/5/97             9,370             9,370


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE            MARKET
                                                                                  MATURITY            AMOUNT            VALUE*
                                                                 COUPON               DATE             (000)             (000)
-------------------------------------------------------------------------------------------------------------------------------
New Jersey Governmental GO                                         5.80%            8/1/97           $ 2,000           $ 2,006
New Jersey Health Care Fac. Finance Auth. VRDO
  (Hosp. Capital Asset Pooled Program)                             3.65%            6/5/97 LOC        49,900            49,900
New Jersey Sports & Exposition Auth. VRDO                          3.65%            6/5/97 (1)        40,441            40,441
New Jersey TRAN CP                                                 3.90%           6/12/97             5,000             5,000
New Jersey Transp. Trust Fund                                      4.10%           6/15/97             3,700             3,701
New Jersey Turnpike Auth. VRDO                                     3.70%            6/4/97 (3) LOC    64,900            64,900
Ocean County NJ BAN                                                4.25%           6/20/97            10,000            10,002
Ocean County NJ General Improvement GO                             5.65%            7/1/97             1,125             1,127
Passaic Valley NJ Sewer Comm.                                      7.10%           12/1/97 (Prere.)    2,595             2,692
Port Auth. of New York & New Jersey CP                             3.50%           8/19/97             5,355             5,355
Port Auth. of New York & New Jersey CP                             3.55%           8/20/97             6,110             6,110
Port Auth. of New York & New Jersey CP                             3.60%           7/22/97             3,945             3,945
Port Auth. of New York & New Jersey CP                             3.60%           7/25/97             4,745             4,745
Port Auth. of New York & New Jersey CP                             3.65%           8/14/97            19,185            19,185
Port Auth. of New York & New Jersey CP                             3.70%           8/13/97             4,200             4,200
Port Auth. of New York & New Jersey CP                             3.75%           8/15/97             4,375             4,375
Port Auth. of New York & New Jersey CP                             3.85%           7/18/97             8,025             8,025
Salem County NJ PCR CP (PECO Project)                              3.65%            6/2/97             3,400             3,400
Salem County NJ PCR CP (PECO Project)                              3.80%           7/18/97             5,000             5,000
Salem County NJ PCR VRDO (Public Service Electric & Gas Co.)       3.70%            6/4/97             6,500             6,500
Sayreville NJ BAN                                                  4.00%           1/16/98             5,000             5,004
South Brunswick Township NJ BAN                                    4.50%           10/8/97             3,515             3,523
South Orange Village Township NJ BAN                               4.25%          10/31/97             3,892             3,900
Southeast Morris County Muni. Util. Auth. RAN                      4.25%           1/13/98             4,000             4,012
Union County NJ PCR VRDO (Exxon Project)                           3.55%            6/3/97             7,300             7,300
Union County NJ PCR VRDO (Exxon Project)                           3.95%            6/3/97            23,300            23,300
Upper Saddle River NJ BAN                                          4.00%          10/10/97             3,446             3,452
Washington Township NJ BAN                                         4.00%          12/12/97             4,280             4,288
Watchung NJ BAN                                                    4.25%           5/15/98             6,745             6,764
West Orange Township NJ BAN                                        4.50%           6/25/97             1,469             1,469
West Windsor Township NJ BAN                                       4.50%          10/10/97             2,650             2,656
Wyckoff Township NJ BAN                                            3.95%          11/24/97               645               646
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                   3.55%            6/4/97 LOC        59,150            59,150
Puerto Rico Highway & Transp. Auth. VRDO                           3.55%            6/4/97 LOC        15,400            15,400
Puerto Rico Industrial Medical & Environmental
  Fac. Auth. PCR PUT (Abbott Laboratories Project)                 3.75%            3/1/98             6,250             6,250
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $923,674)                                                                                                       923,674
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.5%)
-------------------------------------------------------------------------------------------------------------------------------
Receivables for Investment Securities Sold                                                                              33,717
Other Assets--Note B                                                                                                    14,015
Liabilities                                                                                                             (4,032)
                                                                                                                     ----------
                                                                                                                        43,700
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 967,392,757 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                             $967,374
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $1.00
===============================================================================================================================

*See Note A in Notes to Financial Statements.

For explanations of abbreviations and other references, see page 14.


------------------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT                      PER
MONEY MARKET PORTFOLIO                                                                          (000)                    SHARE
------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                              $967,409                    $1.00
Undistributed Net Investment Income                                                                --                       --
Accumulated Net Realized Losses                                                                   (35)                      --
Unrealized Appreciation                                                                            --                       --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $967,374                    $1.00
==============================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.


-----------------------------------------------------------------------------------------
                                                             INSURED               MONEY
                                                           LONG-TERM              MARKET
                                                           PORTFOLIO           PORTFOLIO
                                                         --------------------------------
                                                           SIX MONTHS ENDED MAY 31, 1997
                                                         --------------------------------
                                                               (000)               (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                  $23,554             $16,302
                                                         --------------------------------
Total Income                                                  23,554              16,302
                                                         --------------------------------
EXPENSES
   The Vanguard Group--Note B
       Investment Advisory Services                               62                  69
       Management and Administrative                             636                 714
       Marketing and Distribution                                102                 162
   Custodian Fees                                                  8                  11
   Auditing Fees                                                   4                   4
   Shareholders' Reports                                           4                   3
   Annual Meeting and Proxy Costs                                  1                   1
   Trustees' Fees and Expenses                                     1                   1
                                                         --------------------------------
       Total Expenses                                            818                 965
       Expenses Paid Indirectly--Note C                           (8)                (11)
                                                         --------------------------------
       Net Expenses                                              810                 954
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         22,744              15,348
-----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                    459                  17
   Futures Contracts                                              --                  --
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                459                  17
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                      (9,736)                 --
   Futures Contracts                                             (19)                 --
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)              (9,755)                 --
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $13,448             $15,365
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


----------------------------------------------------------------------------------------------------------------------------------
                                                   INSURED LONG-TERM PORTFOLIO                        MONEY MARKET PORTFOLIO
                                                 -------------------------------              ------------------------------------
                                                   SIX MONTHS               YEAR                 SIX MONTHS                  YEAR
                                                        ENDED              ENDED                      ENDED                 ENDED
                                                 MAY 31, 1997      NOV. 30, 1996               MAY 31, 1997         NOV. 30, 1996
                                                        (000)              (000)                      (000)                 (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                            $  22,744          $  43,196                  $  15,348             $  28,089
   Realized Net Gain                                      459              2,070                         17                    --
   Change in Unrealized Appreciation
    (Depreciation)                                     (9,755)            (6,387)                        --                    --
                                                 ---------------------------------------------------------------------------------
      Net Increase in Net Assets
      Resulting from Operations                        13,448             38,879                     15,365                28,089
                                                 ---------------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                              (22,744)           (43,196)                   (15,348)              (28,089)
   Realized Capital Gain                               (2,334)            (3,940)                        --                    --
                                                 ---------------------------------------------------------------------------------
      Total Distributions                             (25,078)           (47,136)                   (15,348)              (28,089)
                                                 ---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                             106,152            174,160                    467,403               780,375
   Issued in Lieu of Cash Distributions                19,436             36,637                     14,655                26,843
   Redeemed                                           (86,524)          (149,600)                  (432,583)             (748,471)
                                                 ---------------------------------------------------------------------------------
      Net Increase from
         Capital Share Transactions                    39,064             61,197                     49,475                58,747
----------------------------------------------------------------------------------------------------------------------------------
   Total Increase                                      27,434             52,940                     49,492                58,747
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                848,994            796,054                    917,882               859,135
                                                 ---------------------------------------------------------------------------------
   End of Period                                     $876,428           $848,994                   $967,374              $917,882
==================================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                               9,273             15,151                    467,403               780,375
   Issued in Lieu of Cash Distributions                 1,697              3,178                     14,655                26,843
   Redeemed                                            (7,560)           (13,024)                  (432,583)             (748,471)
                                                 ---------------------------------------------------------------------------------
      Net Increase in Shares Outstanding                3,410              5,305                     49,475                58,747
==================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100 means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                     INSURED LONG-TERM PORTFOLIO
                                                                                       YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED         ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                       MAY 31, 1997           1996          1995        1994           1993            1992
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.64         $11.78        $10.40      $11.77         $11.18          $10.75
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                             .306           .616          .623        .622           .637            .659
   Net Realized and Unrealized Gain (Loss)
      on Investments                                (.128)         (.082)        1.380      (1.307)          .725            .438
                                                  --------------------------------------------------------------------------------
      Total from Investment Operations               .178           .534         2.003       (.685)         1.362           1.097
                                                  --------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income             (.306)         (.616)        (.623)      (.622)         (.637)          (.659)
   Distributions from Realized Capital Gains        (.032)         (.058)           --       (.063)         (.135)          (.008)
                                                   -------------------------------------------------------------------------------
      Total Distributions                           (.338)         (.674)        (.623)      (.685)         (.772)          (.667)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.48         $11.64        $11.78      $10.40         $11.77          $11.18
==================================================================================================================================

TOTAL RETURN                                        1.57%          4.75%        19.66%      -6.10%         12.53%          10.48%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)              $876           $849          $796        $645           $748            $572
   Ratio of Total Expenses to
      Average Net Assets                           0.19%*          0.20%         0.21%       0.21%          0.20%           0.25%
   Ratio of Net Investment Income to
      Average Net Assets                           5.35%*          5.35%         5.50%       5.53%          5.47%           5.99%
   Portfolio Turnover Rate                           11%*            11%            7%         13%            12%             34%
----------------------------------------------------------------------------------------------------------------------------------

*Annualized.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                  MONEY MARKET PORTFOLIO
                                                                                  YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED         -----------------------------------------------------------------
THROUGHOUT EACH PERIOD                     MAY 31, 1997          1996         1995           1994          1993             1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.00         $1.00        $1.00          $1.00         $1.00            $1.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                           .016          .032         .035           .025          .023             .030
   Net Realized and Unrealized Gain (Loss)
      on Investments                                 --            --           --             --            --               --
                                                ---------------------------------------------------------------------------------
      Total from Investment Operations             .016          .032         .035           .025          .023             .030
                                                ---------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income           (.016)        (.032)       (.035)         (.025)        (.023)           (.030)
   Distributions from Realized Capital Gains         --            --           --             --            --               --
                                                ---------------------------------------------------------------------------------
      Total Distributions                         (.016)        (.032)       (.035)         (.025)        (.023)           (.030)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $1.00         $1.00        $1.00          $1.00         $1.00            $1.00
=================================================================================================================================

TOTAL RETURN                                      1.62%         3.22%        3.60%          2.49%         2.31%            3.04%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)            $967          $918         $859           $792         $724              $627
   Ratio of Total Expenses to
      Average Net Assets                         0.20%*         0.20%        0.21%          0.21%         0.20%            0.24%
   Ratio of Net Investment Income to
      Average Net Assets                         3.23%*         3.17%        3.53%          2.46%         2.29%            2.98%
   Portfolio Turnover Rate                          N/A           N/A          N/A            N/A           N/A              N/A
---------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Portfolio: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

         2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains.

         5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At May 31, 1997, the Fund had contributed capital aggregating
$147,000 to Vanguard (included in Other Assets), representing 0.7% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1997, custodian fee offset arrangements reduced expenses of the Insured Long-Term and Money Market Portfolios by $8,000 and $11,000, respectively.

D. During the six months ended May 31, 1997, the Insured Long-Term Portfolio purchased $72,200,000 of investment securities and sold $43,311,000 of investment securities, other than temporary cash investments.

E. At May 31, 1997, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $44,194,000, consisting of unrealized gains of $44,455,000 on securities that had risen in value since their purchase and $261,000 on securities that had fallen in value since their purchase.

         At May 31, 1997, the aggregate settlement value of open futures contracts expiring in June 1997 and the related unrealized depreciation were:


------------------------------------------------------------------------------
                                                             (000)
                                               -------------------------------
                                                  AGGREGATE
                                  NUMBER OF       SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS    SHORT CONTRACTS      VALUE       DEPRECIATION
------------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                  190          $20,906         $(19)
------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
          and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
          Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
          Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

Barbara Barnes Hauptfuhrer, Director of The Great Atlantic and Pacific Tea Co.,
          Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder,
          Inc., and Massachusetts Mutual Life Insurance Co.; Trustee
          Emerita of Wellesley College.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
          University; Director of Prudential Insurance Co. of America,
          Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and
          Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
          NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
          Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of
          Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
          Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and
          Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.;
          Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.;
          Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q142-5/97